UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 1, 2007 (October 29, 2007)

DOV PHARMACEUTICAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-49730 (Commission File No.)	22-3374365 (IRS Employer Identification No.)

150 Pierce Street, Somerset, NJ 08873
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (732) 907-3600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

ITEM 1.01. CHANGE TO A MATERIAL DEFINITIVE AGREEMENT.

On October 29, 2007, the Company entered into an amendment to its June 30, 1998 exclusive worldwide sublicense agreement with Neurocrine Biosciences, Inc., or Neurocrine, under which the Company licensed to Neurocrine the rights to indiplon for the treatment of insomnia.  In connection with the amendment, the Company received a payment from Neurocrine of $1,000,000. Among other things, this amendment modified certain of the milestone provisions of the agreement by a reduction of $1,000,000 and also provides that certain of the royalties payable to the Company under the agreement may be prepaid to it at its option upon the occurrence of specified future events and clarified certain terms of the agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DOV PHARMACEUTICAL , INC.

Date: November 1 , 2007	By:	/s/ Barbara Duncan
Barbara Duncan Chief Executive Officer